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                            Section 906 Certification

     The following certification is provided by the undersigned Chief Executive Officer and Chief Financial Officer of William Blair Funds on the basis of such officers' knowledge and belief for the sole purpose of complying with 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                  CERTIFICATION

     In connection with the Semi-Annual Report of William Blair Funds (the "Company") on Form N-CSR for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on Form N-CSR (the "Report"), we, Marco Hanig and Terence Sullivan, Chief Executive Officer and Chief Financial Officer, respectively, of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                /s/ Marco Hanig
                                                --------------------------------
                                                Name: Marco Hanig
                                                Title: Chief Executive Officer
                                                Date: August 27, 2003

                                                /s/ Terence M. Sullivan
                                                --------------------------------
                                                Name: Terence M. Sullivan
                                                Title: Chief Financial Officer
                                                Date: August 27, 2003